Exhibit 99.1

Footnotes to Form 4

(1)
Represents shares of Class A common stock sold to the Issuer by the following entities: (i) 431,167 shares sold by Advent International GPE IX Limited Partnership (“GPE-IX LP”), (ii) 85,438 shares sold by Advent International GPE IX-B Limited Partnership (“GPE IX-B LP”), (iii) 35,469 shares sold by Advent International GPE IX-C Limited Partnership (“GPE IX-C LP”), (iv) 37,213 shares sold by Advent International GPE IX-F Limited Partnership (“GPE IX-F LP”), (v) 122,449 shares sold by Advent International GPE IX-G Limited Partnership (“GPE IX-G LP”), (vi) 138,055 shares sold by Advent International GPE IX-H Limited Partnership (“GPE IX-H LP”), (vii) 78,198 shares sold by Advent International GPE IX-I Limited Partnership (“GPE IX-I LP”), (viii) 126,788 shares sold by Advent International GPE IX-A SCSP (“GPE IX-A SCSP”), (ix) 26,987 shares sold by Advent International GPE IX-D SCSP (“GPE IX-D SCSP”), (x) 54,844 shares sold by Advent International GPE IX-E SCSP (“GPE IX-E SCSP”), (xi) 2,478 shares sold Advent International GPE IX Strategic Investors SCSP (“GPE IX Strategic Investors SCSP”), (xii) 1,415 shares sold by Advent Partners GPE IX Limited Partnership (“AP GPE IX LP”), (xiii) 3,272 shares sold by Advent Partners GPE IX-A Limited Partnership (“AP GPE IX-A LP”), (xiv) 8,165 shares sold by Advent Partners GPE IX Cayman Limited Partnership (“AP GPE IX Cayman LP”), (xv) 1,377 shares sold by Advent Partners GPE IX-A Cayman Limited Partnership (“AP GPE IX-A Cayman LP”), (xvi) 22,849 shares sold by Advent Partners GPE IX-B Cayman Limited Partnership (“AP GPE IX-B Cayman LP”),  (xvii) 97,109 shares sold by Advent Global Technology Limited Partnership (“Global Technology LP”), (xviii) 75,573 shares sold by Advent Global Technology-B Limited Partnership (“Global Technology-B LP”), (xix) 40,918 shares sold by Advent Global Technology-C Limited Partnership (“Global Technology-C LP”), (xx) 48,987 shares sold by Advent Global Technology-D Limited Partnership (“Global Technology-D LP”), (xxi) 47,936 by Advent Global Technology-A SCSP (“Global Technology-A SCSP”), (xxii) 153 shares sold by Advent Partners AGT Limited Partnership (“AGT LP”), (xxiii) 696 shares sold by Advent Partners AGT-A Limited Partnership (“AGT-A LP”), (xxiv) 8,720 shares sold by Advent Partners AGT Cayman Limited Partnership (“AGT Cayman LP”) and (xxv) 777 shares sold by Advent Global Technology Strategic Investors Limited Partnership (“AGT Strategic Investors LP”). This transaction was approved by the board of directors of the Issuer for purposes of Rule 16b-3 of the Securities Exchange Act of 1934, as amended.

(2)
Following the reported transactions, Advent International Corporation (“Advent”) manages funds that collectively own 64,596,549 shares of Class A common stock of the Issuer, which are represented as follows: (i) 17,526,053 shares are held directly by GPE-IX LP, (ii) 3,472,864 shares are held directly GPE IX-B LP, (iii) 1,441,699 shares are held directly by GPE IX-C LP, (iv) 1,512,622 shares are held directly by GPE IX-F LP, (v) 4,977,255 shares are held directly by GPE IX-G LP, (vi) 5,611,595 shares are held directly by GPE IX-H LP, (vii) 3,178,527 shares are held directly by GPE IX-I LP, (viii) 5,153,621 shares are held directly by GPE IX-A SCSP, (ix) 1,096,951 shares are held directly by GPE IX-D SCSP, (x) 2,229,295 shares are held directly by GPE IX-E SCSP, (xi) 100,705 shares are held directly by GPE IX Strategic Investors SCSP, (xii) 57,514 shares are held directly by AP GPE IX LP, (xiii) 132,999 shares are held directly by AP GPE IX-A LP, (xiv) 331,874 shares are held directly by AP GPE IX Cayman LP, (xv) 55,942 shares are held directly by AP GPE IX-A Cayman LP, (xvi) 928,741 shares are held directly by AP GPE IX-B Cayman LP,  (xvii) 3,947,269 shares are held directly by Global Technology LP, (xviii) 3,071,881 shares are held directly by Global Technology-B LP, (xix) 1,663,214 shares are held directly by Global Technology-C LP, (xx) 1,991,209 shares are held directly by Global Technology-D LP, (xxi) 1,948,500 shares are held directly by Global Technology-A SCSP, (xxii) 6,192 shares are held directly by AGT LP, (xxiii) 28,294 shares are held directly by AGT-A LP, (xxiv) 354,438 shares are held directly by AGT Cayman LP, (xxv) 31,570 shares are held directly by AGT Strategic Investors LP and (xxvi) 3,745,725 shares are held directly by Sunley House Capital Master Limited Partnership (“Sunley House Master Fund”).

(3)
GPE IX GP Limited Partnership is the general partner of GPE-IX LP, GPE IX-B LP, GPE IX-C LP, GPE IX-F LP, GPE IX-G LP, GPE IX-H LP and GPE IX-I LP. GPE IX GP S.à r.l. is the general partner of GPE IX-A SCSP, GPE IX-D SCSP, GPE IX-E SCSP and GPE IX Strategic Investors SCSP. AP GPE IX GP Limited Partnership is the general partner of AP GPE IX LP, AP GPE IX-A LP, AP GPE IX Cayman LP, AP GPE IX-A Cayman LP and AP GPE IX-B Cayman LP. Advent Global Technology GP Limited Partnership is the general partner of Global Technology LP, Global Technology-B LP, Global Technology-C LP and Global Technology-D LP. Advent Global Technology GP S.à r.l. is the general partner of Technology-A SCSP. AP AGT GP Limited Partnership is the general partner of AGT LP, AGT-A LP, AGT Cayman LP and AGT Strategic Investors LP. Advent International GPE IX, LLC is the general partner of GPE IX GP Limited Partnership, AP GPE IX GP Limited Partnership and GPE IX GP S.à r.l. Advent Global Technology LLC is the general partner of Advent Global Technology GP Limited Partnership, Advent Global Technology GP S.à r.l. and AP AGT GP Limited Partnership. Sunley House Capital GP LP (“Sunley House GP LP”), as general partner of Sunley House Master Fund, Sunley House Capital GP LLC (“Sunley House GP LLC”), as general partner of Sunley House GP LP, and Sunley House Capital Management LLC (“Sunley House Manager”), as investment manager to Sunley House Master Fund, may be deemed to beneficially own the shares held directly by Sunley House Master Fund. Advent is the manager of Advent International GPE IX, LLC and Advent Global Technology LLC and is the sole member of both Sunley House GP LLC and Sunley House Manager. Investors in the Sunley House Master Fund invest in one or more of the following feeder funds: Sunley House Capital Fund LP, Sunley House Capital Limited Partnership, Sunley House Capital Fund Ltd. and Sunley House Capital Ltd. (collectively, the “Sunley House Feeder Funds”), which are the limited partners of the Sunley House Master Fund. The Sunley House Feeder Funds have ownership interests in the Sunley House Master Fund, but none of the Sunley House Feeder Funds owns shares directly and none has voting or dispositive power over the shares held directly by the Sunley House Master Fund.

(4)
The Reporting Person is a Managing Partner of Advent and may have limited partner or other interests in one or more of the entities described herein. The Reporting Person disclaims Section 16 beneficial ownership of the shares reported herein except to the extent of his pecuniary interest therein, if any, and the inclusion of these shares in this report shall not be deemed an admission of beneficial ownership of all the reported shares for purposes of Section 16 or any other purpose.